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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  January 27, 1997
                                                 ------------------------------

                    New Image Industries, Inc.
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      (Exact name of registrant as specified in its charter)

Delaware                     0-17928               95-4088548
(State or her            (Commission File        (I.R.S. Employer
jurisdiction of              Number)             Identification
incorporation)                                       Number)


                 2283 Cosmos Court, Carlsbad, California 92099
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             (Address of Principal Executive Offices and Zip Code)

Registrant's telephone number, including area code:  (619) 930-9900

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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On January 27, 1996, New Image Industries, Inc. (the "Registrant"), DENTSPLY International Inc., a Delaware corporation ("Parent"), and Image Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent (the "Purchaser"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the Purchaser to commence a tender offer (the "Offer") for all issued and outstanding shares of common stock, par value $.001 per share (the "Shares"), of the Registrant at a price of $2.00 per Share, net to the seller in cash (the "Offer Price"), without interest, and, following the consummation of the Offer, the merger of the Purchaser with and into the Registrant (the "Merger") and the conversion of all of the outstanding Shares (with certain exceptions described below) into the right to receive the Offer Price. The Offer is subject to the satisfaction or waiver of certain conditions, including that there will be validly tendered and not withdrawn at least 55% of the Shares outstanding as of the date of the commencement of the Offer. At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding Share, other than Shares owned directly or indirectly by the Registrant or Parent and Shares held by persons who object to the Merger and comply with all of the provisions of Delaware law concerning the rights of holders of Shares to dissent from the Merger and demand appraisal of their Shares, will be converted into the right to receive the Offer Price.

         The Merger Agreement further provides that, promptly upon the acquisition of Shares by Purchaser or any other subsidiary of the Registrant pursuant to the Offer, Parent will be entitled to designate the directors on the Board of Directors of the Registrant, and the Registrant will, at such time, obtain resignations of all then-serving directors and, prior to such resignations, cause the Purchaser's designees to be elected to, and to constitute all of, the Board of Directors of the Registrant.

         The consummation of the Merger is subject to, among other things, approval by the affirmative vote required by the stockholders of the Registrant, if required pursuant to applicable Delaware law, and receipt of requisite governmental approvals.

         The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein in its entirety by reference.

         Concurrently with the execution of the Merger Agreement, Parent, the Purchaser and each executive officer and director of the Registrant who owns Shares or options or warrants to purchase Shares and The William W. Stevens and Virda J. Stevens Trust, a significant holder of Shares (collectively, the "Stockholder Parties"), executed a Stockholder Agreement (the "Stockholder Agreements") pursuant to which each Stockholder Party agreed, among other things, to tender all Shares owned by him, her or it in the Offer.




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         The foregoing description of the Stockholder Agreements is qualified in its entirety by reference to Stockholder Agreements, copies of which are attached hereto as Exhibits 2.2 through 2.14 and incorporated herein in their entirety by reference.

         On January 28, 1997, the Registrant and Parent issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 hereto and incorporated herein in its entirety by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)     Not applicable.

         (b)     Not applicable.

         (c)     The following are furnished as exhibits to this report:

          2.1 Agreement and Plan of Merger, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and New Image Industries, Inc.

          2.2 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Robert S. Colman

          2.3 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and David H. Cooper

          2.4 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Paul Devereaux

          2.5 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Dewey F. Edmunds

          2.6 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Richard P. Greenthal

          2.7 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Debra L. Jackson

          2.8 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Mike Lytle

          2.9 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Harold J. Meyers

          2.10 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Harold R. Orr

          2.11 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Ralph M. Richart, M.D.

          2.12 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Kenneth P. Sawyer

          2.13 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Mark W. Stevens

          2.14 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and The William W. Stevens and Virda J. Stevens Trust

         99.1 Joint Press Release issued on January 28, 1997 by New Image Industries, Inc. and DENTSPLY International Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        New Image Industries, Inc.

                                        By: /s/ Harold R. Orr
                                            -----------------------------------
                                            Harold R. Orr
                                            Chief Financial Officer



Date:  January 29, 1997
















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                               INDEX OF EXHIBITS


Exhibit No.         Description

    2.1 Agreement and Plan of Merger, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and New Image Industries, Inc.

    2.2 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Robert S. Colman

    2.3 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and David H. Cooper

    2.4 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Paul Devereaux

    2.5 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Dewey F. Edmunds

    2.6 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Richard P. Greenthal

    2.7 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Debra L. Jackson

    2.8 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Mike Lytle

    2.9 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Harold J. Meyers

    2.10 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Harold R. Orr

    2.11 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Ralph M. Richart, M.D.

    2.12 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Kenneth P. Sawyer

    2.13 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and Mark W. Stevens

    2.14 Stockholder Agreement, dated as of January 27, 1997, by and among DENTSPLY International Inc., Image Acquisition Corp. and The William W. Stevens and Virda J. Stevens Trust

   99.1 Joint Press Release issued on January 28, 1997 by New Image Industries, Inc. and DENTSPLY International Inc.